UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 2, 2026

NETCAPITAL INC.

(Exact name of registrant as specified in its charter)

Utah	001-41443	87-0409951
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 Lincoln Street, Boston, Massachusetts 02111

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (781) 925-1700

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	NCPL	The Nasdaq Stock Market LLC
Warrants exercisable for one share of Common Stock	NCPLW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On July 2, 2026, Netcapital Inc. (the “Company”) closed the transactions contemplated by an Equity Purchase Agreement, dated as of June 29, 2026 (the “Purchase Agreement”), by and between the Company and Hudson Global Ventures, LLC, a Nevada limited liability company (the “Investor”). The closing occurred concurrently with the financing transaction previously disclosed by the Company in its Current Report on Form 8-K filed with the Securities and Exchange Commission on July 8, 2026, and the two transactions were negotiated together.

Pursuant to the Purchase Agreement, upon the terms and subject to the conditions set forth therein, the Company has the right, but not the obligation, to sell to the Investor, from time to time during the commitment period, shares of the Company’s common stock, par value $0.001 per share (the “Common Stock”), having an aggregate purchase price of up to $15,000,000. The Company may require the Investor to purchase shares of Common Stock by delivering put notices from time to time, subject to the satisfaction of the conditions set forth in the Purchase Agreement.

Under the Purchase Agreement, each put notice must be for a minimum amount of $25,000, calculated using the initial purchase price, and may not exceed the lesser of $2,000,000, calculated using the initial purchase price, or 200% of the average daily trading value, as more fully described in the Purchase Agreement. The purchase price for shares sold pursuant to a put notice will be the lesser of (i) 92% of the average of the three lowest traded prices of the Common Stock on the principal market during the ten trading days immediately preceding the applicable put date and (ii) 92% of the lowest traded price of the Common Stock on the principal market during the valuation period, subject to the terms and conditions of the Purchase Agreement.

The Company is not permitted to issue or sell shares under the Purchase Agreement in excess of 1,568,795 shares of Common Stock, subject to adjustment as provided in the Purchase Agreement (the “Exchange Cap”), unless shareholder approval is obtained in accordance with Nasdaq Rule 5635(d). The Investor’s obligation to purchase shares is also subject to additional conditions, including, among others, the effectiveness of a registration statement covering the resale of the shares, continued listing and trading of the Common Stock, DWAC eligibility, no DTC chill, compliance with SEC reporting requirements, the Common Stock not being deemed a “penny stock,” and applicable beneficial ownership limitations.

In connection with the Purchase Agreement, the Company also entered into a Registration Rights Agreement, dated as of June 29, 2026, with the Investor (the “Registration Rights Agreement”). Pursuant to the Registration Rights Agreement, the Company agreed to file, within 90 calendar days from the date of the Registration Rights Agreement, an initial registration statement covering the resale by the Investor of the maximum number of registrable securities permitted to be included thereon under applicable SEC rules, regulations and interpretations, beginning with the shares issuable upon exercise of the Warrant described below.

In connection with the Purchase Agreement, the Company issued to the Investor a Common Stock Purchase Warrant, dated June 29, 2026 (the “Warrant”), to purchase up to 1,000,000 shares of Common Stock, subject to adjustment as provided in the Warrant. The Warrant has an exercise price of $0.50 per share, is exercisable beginning on June 29, 2026, and terminates at 5:00 p.m. New York City time on June 29, 2029. The Warrant may be exercised on a cashless basis if, at the time of exercise, there is no effective registration statement registering, or no available prospectus for, the resale of the shares issuable upon exercise of the Warrant. The Warrant also provides that it will no longer be exercisable into Common Stock upon the first occurrence, on or after the issue date, of the Common Stock being deemed a “penny stock” as defined in SEC Rule 240.3a51-1. The Warrant is subject to a 4.99% beneficial ownership limitation, which may be increased or decreased upon notice to the Company, provided that the limitation may not exceed 9.99%, and any increase will not become effective until the 61st day after notice is delivered to the Company. Issuances under the Warrant are also subject to the Exchange Cap unless shareholder approval is obtained.

The foregoing descriptions of the Purchase Agreement, the Registration Rights Agreement, and the Warrant do not purport to be complete and are qualified in their entirety by reference to the full text of the Purchase Agreement, the Registration Rights Agreement, and the Warrant, copies of which are filed as Exhibits 10.1, 10.2, and 4.1, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities.

The disclosure set forth in Item 1.01 above is incorporated herein by reference.

The Warrant and the shares of Common Stock issuable upon exercise of the Warrant were offered and sold in a transaction exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to Section 4(a)(2) of the Securities Act and/or Rule 506(b) of Regulation D promulgated thereunder. The Investor represented that it is an accredited investor and that the transaction did not involve general solicitation or general advertising. The Warrant and the shares issuable upon exercise of the Warrant have not been registered under the Securities Act and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements.

To the extent shares of Common Stock are issued and sold to the Investor pursuant to future put notices under the Purchase Agreement, such shares are expected to be issued pursuant to an effective registration statement or another available exemption from registration, as applicable.

Neither this Current Report on Form 8-K nor the exhibits filed herewith constitutes an offer to sell or the solicitation of an offer to buy any securities of the Company.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
4.1	Common Stock Purchase Warrant, dated June 29, 2026, issued by Netcapital Inc. to Hudson Global Ventures, LLC.
10.1	Equity Purchase Agreement, dated June 29, 2026, by and between Netcapital Inc. and Hudson Global Ventures, LLC.
10.2	Registration Rights Agreement, dated June 29, 2026, by and between Netcapital Inc. and Hudson Global Ventures, LLC.
104	Cover Page Interactive Data File, formatted in Inline XBRL and contained in Exhibit 101.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NETCAPITAL INC.
(Registrant)

Dated: July 9, 2026	By:	/s/ Todd Violette
	Name:	Todd Violette
	Title:	Chief Executive Officer